Exhibit 99.1  Vectrus to Acquire Zenetex, Accelerating Converged Infrastructure Strategy and Further Expanding Intelligence and Foreign Military Client Portfolio -- Secures Vectrus as a leader in the converged infrastructure market by expanding integrated capabilities in Logistics and Supply Chain, Security, Advanced Engineering, IT, and International Readiness Solutions -- Expands Vectrus content at client installations, facilities, and bases with the addition of mission-critical support services for vital defense aviation programs -- Broadens reach into the Intelligence Community and adds new Foreign Military Sales clients -- Increases backlog by more than $700 million and provides a foundation for continued growth -- Expected to be accretive to 2021 Adjusted Diluted EPS and Adjusted EBITDA margin COLORADO SPRINGS, Colo., Dec. 28, 2020 /PRNewswire/ -- Vectrus, Inc. (NYSE: VEC) announced today that it has signed a definitive agreement to acquire Zenetex, a leading provider of technical and strategic solutions focused on enabling mission readiness, performance, and enhanced protection for defense and national security clients globally. The acquisition adds critical new capabilities which will accelerate Vectrus' converged infrastructure strategy and expands the company's client base with new DoD, intelligence and foreign military clients. The transaction is valued at approximately $112 million, net of $11 million of expected tax benefits.

"I am excited to welcome the Zenetex employees to Vectrus," said Chuck Prow, president and chief executive officer of Vectrus. "This important acquisition significantly enhances our capabilities across a number of high priority clients and accelerates our strategy to deliver a more integrated and comprehensive suite of solutions to our clients globally. Zenetex broadens our reach into the Intelligence Community and expands our engineering and digital technology offerings, which is critical as we expand our capabilities to help our clients' transition to a more instrumented and converged approach to supply chain and facility management." Strategic Benefits and Transaction Highlights:  Strengthens Position as Leading Fully-Integrated Provider in the Converged Infrastructure Market: Brings integrated security capabilities that provide systematic protection of physical assets, IP, and computer systems, which further builds on Vectrus' integrated electronic security solutions that protect thousands of facilities and assets.  Adds Higher End Integrated Logistics: Brings people, skills, knowledge, equipment, tools, and technical data to establish, execute and maintain logistics policies, processes and procedures, which builds on Vectrus' forward-deployed operational logistics capabilities.  Expands Operations and Maintenance Services to Increase Content and Scope at Client Installations: Provides mission-critical readiness services for legacy and next generation aircraft through full spectrum Maintenance, Repair & Overhaul services that include "backshop" operations, lab systems, and weapon subsystems, which increases Vectrus' overall addressable market and content at client installations, facilities, and bases.  Expands Intelligence and Federal Client Footprint: Provides unique access to highly attractive Intelligence Community clients and advances the company's Navy campaign to include Naval Air Systems Command and Naval Supply Systems Command.  Adds Foreign Military Sales (FMS) Clients and Expertise: The company's FMS services supports more than 40 countries, including Qatar, Malaysia, Spain, Morocco, Kuwait, Denmark, Australia, Ca nada, and provides significant channels for future growth. The company's legacy and experience related to FMS has resulted in a recent award to provide an International Readiness Operational Software Management System, a prototype to improve readiness initiatives, accelerate product delivery, and optimize the reliability of operational and aviation readiness for foreign partners abroad.  Strong Backlog and Growth Outlook: Zenetex is at the front end of significant new business awards with over $700 million in contract backlog that provides strong revenue visibility and a foundation for continued growth. "Zenetex and Vectrus make an extremely powerful combination and I couldn't be happier with this next step in our team's journey," said Mark Green, chairman and chief executive officer of

Zenetex. "Our culture, mission, vision, and values are strongly aligned and founded on delivering successful service in support of our clients' critical missions. The Zenetex capabilities, client access, and high performing teams complement the existing portfolio at Vectrus and will add additional value to both company's clients while serving new markets with the combined power of our people." The transaction value of approximately $112 million is net of an anticipated $11 million transaction-related tax benefit and represents a multiple of approximately 8.4x 2020E adjusted EBITDA, adjusted for estimated annual cost synergies. For 2020, Zenetex is expected to generate revenue of over $200 million. The transaction is expected to be accretive to Vectrus' 2021 adjusted diluted earnings per share and adjusted EBITDA margin. The transaction is expected to close in 2020, subject to customary closing conditions. Vectrus was advised by Skadden, Arps, Slate, Meagher & Flom LLP, Ernst & Young, Covington & Burling LLP, and Wolf Den Associates. Zenetex was advised by KippsDeSanto & Co. and Greenberg Traurig, LLP. Headquartered in Herndon, Virginia, Zenetex has a long history of providing integrated logistics, advanced engineering, IT, RDT&E, and virtual simulation focused on critical national security priorities and defense aviation platforms. The company also provides integrated security protection of physical assets, IP and computer systems as well as mission performance services focused on Intelligence, Surveillance and Reconnaissance systems for the Intelligence Community and classified programs. Additionally, Zenetex is a leader in providing full spectrum Maintenance, Repair & Overhaul services focused on improving mission readiness for critical defense aviation programs. The company brings with it a long history serving the U.S. Navy, Intelligence Community and foreign militaries, which together account for over 80% of the company's revenue. About Vectrus Vectrus is a leading provider of global service solutions with a history in the services market that dates back more than 70 years. The company provides facility and base operations; supply chain and logistics services; information technology mission support; and engineering and digital technology services primarily to U.S. government customers around the world. Vectrus is differentiated by operational excellence, superior program performance, a history of long-term customer relationships and a strong commitment to its clients' mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 7,100 employees spanning 148 locations in 26 countries and territories. In 2019, Vectrus generated sales of $1.4 billion. For more information, visit the company's website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. Forward Looking Statements Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, the possibility that anticipated benefits of the acquisition may not be realized or may take longer to realize than expected; the possibility that costs related to the company's integration of Zenetex's operations may be greater than expected and/or that revenues following the acquisition may be lower than expected; the effect of the transaction on the ability of the company to retain customers and retain and hire key personnel of Zenetex and maintain relationships with their suppliers and customers, including the U.S. Government; responses from customers and competitors to the acquisition; the risk that the integration of Zenetex may distract management from other important matters; results from the acquisition may be different than those anticipated; other statements about our 2020 performance outlook, five-year growth plan, revenue, DSO, contract opportunities; the potential impact of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management's control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures Vectrus uses adjusted EBITDA, adjusted EBITDA margin and adjusted earnings per share as supplemental non-GAAP measures of performance. Vectrus defines EBITDA as net income excluding (i) interest expense, (ii) provision for or benefit from income taxes and (iii) depreciation and amortization. Adjusted EBITDA excludes certain amounts included in EBITDA. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenues expressed as a percentage. Vectrus believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating the acquisition by Vectrus of Zenetex and the projected future operating and financial results of Vectrus. The non-GAAP financial measures provided in this press release are forward-looking.

Vectrus is not providing a quantitative reconciliation of adjusted EBITDA or adjusted EBITDA margin in reliance on the "unreasonable efforts" exception for forward-looking non-GAAP measures set forth in SEC rules because certain financial information, the probable significance of which cannot be determined, is not available and cannot be reasonably estimated without unreasonable effort and expense. In this regard, Vectrus does not provide a reconciliation of forward-looking adjusted EBITDA (non-GAAP) to GAAP net income, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Because certain deductions for non-GAAP exclusions used to calculate projected net income may vary significantly based on actual events, Vectrus is not able to forecast on a GAAP basis with reasonable certainty all deductions needed in order to provide a GAAP calculation of projected net income at this time. The amounts of these deductions may be material and, therefore, could result in projected GAAP net income being materially less than is indicated by estimated adjusted EBITDA (non-GAAP). CONTACT: Vectrus Mike Smith, CFA 719-637-5773 michael.smith@vectrus.com SOURCE Vectrus, Inc.